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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 24, 2004
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-31810                 22-3720962
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ              07960
   (Address of principal executive offices)            (Zip Code)


  Registrant's telephone number, including area code     973-290-0080



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ITEM 5.  OTHER EVENTS

     On March 24, 2004, Access Integrated Technologies, Inc. (the "Registrant") consummated an exchange offer (the "Exchange Offer") of the principal and accrued interest of certain outstanding Subordinated Promissory Notes (each an "Outstanding Note") of the Registrant for, at each Outstanding Note holder's election, either (i) restricted shares of the Registrant's Class A Common Stock at an exchange rate of $3.57 per share (the "Share Option") or (ii) Subordinated Convertible Promissory Notes ("New Note") of the Registrant convertible into restricted shares of the Registrant's Class A Common Stock at a conversion rate of $5.64 per share, (the "Convertible Note Option").

         Pursuant to the Share Option, the Registrant exchanged Outstanding Notes in the aggregate principal amount of $2,480,000 plus accrued and unpaid interest thereunder for 707,477 shares of its Class A Common Stock.

         Pursuant to the Convertible Note Option, in exchange for Outstanding Notes in the aggregate principal amount of $1,705,000 plus accrued and unpaid interest thereunder, the Registrant issued New Notes which are convertible into 307,871 shares of its Class A Common Stock (i) at any time up to the maturity date at each holder's option or (ii) automatically on the date when the average closing price on the American Stock Exchange of the Registrant's Class A Common Stock for 30 consecutive trading days has been equal to or greater than $12.00. A form of the New Note is attached hereto as Exhibit 4.13, and is incorporated herein by reference.

     In connection with the Exchange Offer, the Registrant entered into (i) an Exchange Agreement with each Outstanding Note holder that took part in the Share Option (a "Share Option Exchange Agreement") and (ii) an Exchange Agreement with each Outstanding Note holder that took part in the Convertible Note Option (a "Convertible Note Option Exchange Agreement"). Forms of each of the Share Option Exchange Agreement and the Convertible Note Option Exchange Agreement are
attached hereto as Exhibit 2.6 and Exhibit 2.7, respectively, and are incorporated herein by reference. The Registrant and each of the participants to the Exchange Offer also entered into a Registration Rights Agreement, among other things. A form of the Registration Rights Agreement is attached hereto as
Exhibit 4.14 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               None.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               None.

          (c)  EXHIBITS.

          2.6  Form  of  Exchange   Agreement   regarding   the  exchange  of  a
               Subordinated Promissory Note of the Registrant for shares of the Registrant's Class A Common Stock

          2.7 Form of Exchange Agreement regarding the exchange of a Subordinated Promissory Note of the Registrant for a Subordinated Convertible Promissory Note of the Registrant convertible into shares of the Registrant's Class A Common Stock

          4.13 Form of Subordinated Convertible Promissory Note

          4.14 Form of Registration Rights Agreement





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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        ACCESS INTEGRATED TECHNOLOGIES, INC.



                                        By:   /s/ Brian Pflug
                                              ----------------------------------
                                              Brian Pflug
                                              Senior Vice President Accounting
                                              & Finance

                                        Dated as of April 29, 2004.


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                                  EXHIBIT INDEX


2.6 Form of Exchange Agreement regarding the exchange of a Subordinated Promissory Note of the Registrant for shares of the Registrant's Class A Common Stock

2.7 Form of Exchange Agreement regarding the exchange of a Subordinated Promissory Note of the Registrant for a Subordinated Convertible Promissory Note of the Registrant convertible into shares of the Registrant's Class A Common Stock

4.13 Form of Subordinated Convertible Promissory Note

4.14 Form of Registration Rights Agreement